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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        May 23, 2001
                                                 --------------------------

                       ANCHOR GLASS CONTAINER CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-23359                                          59-3417812
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)

     One Anchor Plaza, 4343 Anchor Plaza Parkway, Tampa, Florida 33634-7513
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (813) 884-0000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

         On May 23, 2001, Consumers Packaging Inc., the majority owner of Anchor Glass Container Corporation (the "Registrant"), announced that it had sought and obtained an Order of the Ontario Superior Court of Justice under the Companies' Creditors Arrangement Act. The Order stays legal proceedings against Consumers Packaging Inc. in respect of its Canadian operations until June 22, 2001, or such later date as the Court may order, and authorizes Consumers Packaging Inc. to develop a restructuring plan. Management of the Registrant is unable to determine what impact this filing will have on the Registrant.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statement of Businesses Acquired.

             None.

         (b) Pro Forma Financial Information.

             None.

         (c) Exhibits.

             The following exhibits are filed herewith:

                  99.1 Press release issued by Consumers Packaging Inc. on May 23, 2001.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ANCHOR GLASS CONTAINER CORPORATION

                                    /s/ Dale A. Buckwalter
                                    --------------------------------------------
                                    Dale A. Buckwalter
                                    Senior Vice President and
                                    Chief Financial Officer

Date: May 31, 2001




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                                  EXHIBIT INDEX

Exhibit Number             Document
--------------             --------
99.1                       Press release issued by Consumers Packaging Inc.
                           on May 23, 2001.






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